UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

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Spirit of Texas Bancshares, Inc.
(Exact name of registrant as specified in its charter)

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Texas (State or other jurisdiction of incorporation)	001-38484 (Commission File Number)	90-0499552 (IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 8, 2022 (the “Closing Date”), Spirit of Texas Bancshares, Inc. (the “Company” or “Spirit”) completed the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of November 18, 2021 (the “Merger Agreement”), by and between the Company and Simmons First National Corporation (“Simmons”).

On the Closing Date, Spirit was merged with and into Simmons, with Simmons continuing as the surviving corporation (the “Merger”). Immediately thereafter, Spirit’s subsidiary bank, Spirit of Texas Bank SSB, was merged with and into Simmons’ subsidiary bank, Simmons Bank, with Simmons Bank continuing as the surviving bank. The Merger Agreement and the transactions contemplated thereby, including the Merger, are more particularly described in Spirit’s Definitive Proxy Statement on Schedule DEFM14A (File No. 001-38484) filed by Spirit with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2022.

At the effective time of the Merger (the “Effective Time”), pursuant to the terms of the Merger Agreement, each share of common stock, no par value, of Spirit (“Spirit common stock”) was converted into 1.0016722 shares of Class A Common Stock, $0.01 par value per share, of Simmons (the “Simmons common stock”), with cash paid in lieu of fractional shares of Simmons common stock and to cash out Spirit stock options and warrants that were outstanding immediately prior to the Effective Time.

The foregoing summary of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Spirit requested that the Nasdaq Stock Market (“Nasdaq”) suspend trading of Spirit common stock on Nasdaq and remove Spirit common stock from listing on Nasdaq, in each case, after the closing of the market on April 8, 2022. Spirit also requested that Nasdaq file a notification of removal from listing of Spirit common stock on Form 25 with the SEC. As a result, Spirit common stock will no longer be listed on Nasdaq.

Simmons, as successor to Spirit, intends to file a Form 15 with the SEC to request the deregistration of Spirit common stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Spirit’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, each holder of Spirit common stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Spirit other than the right to receive the consideration as described above under Item 2.01 and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On April 8, 2022, Spirit was merged with and into Simmons pursuant to the Merger Agreement, with Simmons continuing as the surviving corporation.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, all of Spirit’s directors and executive officers ceased serving in such capacities.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

At the Effective Time, the Amended and Restated Certificate of Formation, as amended, and the Second Amended and Restated Bylaws of Spirit ceased to be in effect by operation of law and the organizational documents of Simmons (as successor to Spirit by operation of law) remained the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of Simmons, consistent with the terms of the Merger Agreement. A copy of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of Simmons are incorporated by reference as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 18, 2021, by and between Simmons First National Corporation and Spirit of Texas Bancshares, Inc. (incorporated herein by reference to the Current Report on Form 8-K filed by Spirit of Texas Bancshares, Inc. on November 19, 2021)*
Exhibit 3.1	Amended and Restated Articles of Incorporation of Simmons First National Corporation, as amended on July 14, 2021 (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-4 filed under the Securities Act of 1933 by Simmons First National Corporation on July 21, 2021 (File No. 333-258059))
Exhibit 3.2	Amended and Restated By-Laws of Simmons First National Corporation (incorporated herein by reference to Exhibit 3.1 to the Report on Form 8-K filed by Simmons First National Corporation on February 18, 2022 (File No. 000-06253))
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2022	SIMMONS FIRST NATIONAL CORPORATION, as successor by merger to Spirit of Texas Bancshares, Inc.

	By:	/s/ James M. Brogdon
	Name:	James M. Brogdon
	Title:	Executive Vice President, Chief Financial Officer and Treasurer